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[KPMG LOGO]


                                                             Exhibit 23.3


                         INDEPENDENT AUDITORS' CONSENT


The Boards of Directors
America West Holdings Corporation and
  America West Airlines, Inc.


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

Phoenix, Arizona
May 16, 2002